UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2012

Oil States International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16337	76-0476605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center, 333 Clay Street, Suite 4620 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 652-0582

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2012, the Board of Directors (the “Board”) of Oil States International, Inc. (the “Company”), based upon the recommendation of the Compensation Committee of the Board, approved the grant of deferred stock performance awards (“Performance Awards”), pursuant to The 2001 Equity Participation Plan of Oil States International, Inc., to certain named executive officers of the Company as indicated in the following table:

Award Recipient	Title of Recipient	Performance Based Awards
		Less than Entry Level ROIC ≤ 6%	Target Level ROIC = 9.5%	Over-Achieve Level ROIC ≥ 13%
Cindy Taylor*	President and Chief Executive Officer	0	31,125	62,250

Bradley Dodson	Senior Vice President, Chief Financial Officer and Treasurer	0	5,000	10,000

Christopher Cragg	Senior Vice President, Operations	0	2,500	5,000

Charles Moses	Senior Vice President, Offshore Products	0	2,500	5,000

*	In connection with the grant of the Performance Awards, the Board determined to grant Mrs. Taylor 7,500 Performance Awards at the Target Level (defined below). In addition, in recognition of her exceptional performance and to encourage retention, Mrs. Taylor was awarded an additional special award of 23,625 Performance Awards at the Target Level, bringing the total Performance Award grant of 31,125 Performance Awards.

The Performance Awards will be issued pursuant to Deferred Stock Performance Award Agreements (the “Agreement(s)”) to be entered into with each of the individuals set forth in the table above. The Form of Agreement is attached hereto as Exhibit 10.1.

The Performance Awards represent the right to receive shares of the Company’s common stock, subject to forfeiture conditions and performance achievement objectives. The Performance Awards do not entitle their recipient to the right to vote, receive dividends or to any other privileges or rights of a shareholder of the Company until such time as shares of Company common stock are delivered to the recipient following vesting of such Performance Awards.

Provided the Performance Award recipient remains an employee of the Company continuously from the date set forth in such employee’s Deferred Stock Performance Award Agreement (the “Grant Date”) through the third anniversary thereof, the recipient’s Performance Awards shall vest at the level set forth in such recipient’s Notice of Grant of Stock Performance Award (the “Notice”) based upon achievement of the Company performance objectives set forth in the Notice (the “Performance Objectives”).

The Performance Objectives are based upon the Company’s Annual Return on Invested Capital (“ROIC”), which is defined as the annual earnings before interest and taxes times (as adjusted) one minus the effective tax rate (as adjusted) for such year divided by the average Invested Capital on a quarterly basis for the year (EBIT * (1 – tax rate) / (Average IC)). Invested Capital is defined as the sum of (i) the total debt, (ii) total stockholders’ equity and (iii) cumulative invested capital adjustments. The annual average Invested Capital is the average of the five quarterly periods beginning with the prior year’s year end balance sheet.

If the average annual ROIC from January 1, 2012 through December 31, 2014 (the “Performance Measure”) is less than or equal to 6% (the “Entry Level”), 100% of the Performance Awards will be forfeited. If the Performance Measure is equal to 9.5% (the “Target Level”), 100% of the Performance Awards will vest. If the Performance Measure is equal to or greater than 13% (the “Over-Achieve Level”), 200% of the Performance Awards will vest. If the Performance

Measure falls between the Entry Level and the Target Level, 0-100% of the Performance Awards will vest proportionately to the distance such Performance Measure falls between the two levels. If the Performance Measure falls between the Target Level and the Over-Achieve Level, 100-200% of the Performance Awards will vest proportionately to the distance such Performance Measure falls between the two levels.

If on or after the second anniversary of the Grant Date and prior to the third anniversary thereof, (1) a Change of Control (as defined in Treasury Regulation Section 1.409A-3(i)(5)) occurs, (2) the recipient incurs a Disability (as defined in Treasury Regulation Section 1.409A-3(i)(4) that also meets the definition of “disability” under the Company’s long-term disability plan), or (3) the recipient’s employment with the Company terminates due to the recipient’s death, the recipient’s Performance Awards shall vest on the earlier of such events at the determined percentage (as defined in the Form of Agreement), but not less than the “target percentage” (as described in the Form of Agreement).

If on or after eighteen months following the Grant Date and prior to the third anniversary thereof, a recipient terminates employment with the Company on or after age sixty-five for a reason other than death or Disability, such recipient’s Performance Award shall vest on the third anniversary of the Grant Date at the determined percentage (as defined in the Form of Agreement), multiplied by a proration fraction (as defined in the Form of Agreement).

If prior to the second anniversary of the Grant Date (1) a Change of Control occurs, (2) the recipient incurs a Disability, or (3) the recipient’s employment with the Company terminates due to the recipient’s death, the recipient’s Performance Awards shall vest on the earlier of such events at the determined percentage (as defined in the Form of Agreement), but as to (1) not less than the “target” percentage (as described in the Notice) and as to (2) and (3) multiplied by a proration fraction (as defined in the Form of Agreement).

If a recipient terminates employment with the Company prior to the third anniversary date of the Grant Date and none of the three proceeding paragraphs apply, the recipient’s Performance Awards will be forfeited in full upon such termination.

The foregoing description of the Performance Awards is qualified in its entirety by reference to the full text of the Form of Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

10.1	Form of Deferred Performance Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc.

By:	/s/ Bradley J. Dodson
Bradley J. Dodson,
Senior Vice President, Chief Financial Officer and Treasurer

Dated: February 23, 2012

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

10.1	Form of Deferred Performance Award Agreement.